UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 11, 2021

PIONEER ENERGY SERVICES CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-8182	74-2088619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 N.E. Loop 410, Suite 1000 San Antonio, Texas	78209
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (855) 884-0575
_________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ❑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑
    _________________________________________

Item 8.01. Other Events.
As of May 10, 2021, Pioneer Energy Services Corp. (the “Company”) had received the requisite consents to amend provisions summarized below of (i) the Senior Secured Notes Indenture, dated as of May 29, 2020, as supplemented by the first supplemental indenture, dated as of March 4, 2021, among the Company, the subsidiary guarantors party thereto and Wilmington Trust, N.A., as trustee and security agent (the “Senior Secured Notes Indenture”) and (ii) the Convertible Notes Indenture, dated as of May 29, 2020, between the Company and Wilmington Trust, N.A., as trustee (the “Convertible Notes Indenture”). Accordingly, on May 11, 2021, the Company entered into a Second Supplemental Indenture (the “Second Supplemental Indenture”) to the Senior Secured Notes Indenture and a First Supplemental Indenture (the “First Supplemental Indenture”) to the Convertible Notes Indenture.
The Second Supplemental Indenture amends the Senior Secured Notes Indenture to permit the Company the flexibility to, at its election, pay up to 100% of the interest due and payable on the Company’s Senior Secured Floating Rate Notes due 2025 (the “Senior Secured Notes”) prior to May 29, 2021 in cash, where the Senior Secured Notes Indenture previously required that interest payments due on the Senior Secured Notes on or prior to May 29, 2021 be paid 50% in cash and 50% in-kind in the form of an increase to the principal amount. The First Supplemental Indenture amends the Convertible Notes Indenture by removing a prohibition on the Company’s ability to supplement the Senior Secured Notes Indenture to increase the amount of cash interest payable on the Senior Secured Notes on or prior to May 29, 2021. The Company has elected to pay the entire May 15, 2021 interest payment on the Senior Secured Notes in cash.
The foregoing descriptions of the Second Supplemental Indenture to the Senior Secured Notes Indenture and the First Supplemental Indenture to the Convertible Notes Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of such Second Supplemental Indenture, filed as Exhibit 4.1 to this Current Report on Form 8-K, and such First Supplemental Indenture, filed as Exhibit 4.2 to this Current Report on Form 8-K, each of which is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.
4.1    Second Supplemental Indenture to the Senior Secured Notes Indenture, dated May 11, 2021.
4.2    First Supplemental Indenture to the Convertible Notes Indenture, dated May 11, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER ENERGY SERVICES CORP.

/s/ Lorne E. Phillips
Lorne E. Phillips
Executive Vice President and Chief Financial Officer

Dated: May 14, 2021

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
4.1	Second Supplemental Indenture to the Senior Secured Notes Indenture, dated May 11, 2021.
4.2	First Supplemental Indenture to the Convertible Notes Indenture, dated May 11, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)